SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 29, 2003

PHARSIGHT CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 200

Mountain View, CA  94040

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 314-3800

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

99.1	Press release of Pharsight Corporation issued April 29, 2003, announcing results for the fourth quarter and fiscal year ended March 31, 2003.

Item 9.  Regulation FD Disclosure

This Form 8-K is being furnished to report information pursuant to Item 12 — Results of Operations and Financial Condition as follows:

On April 29, 2003, Pharsight Corporation issued a press release announcing results for the fourth quarter and fiscal year ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2003	PHARSIGHT CORPORATION

	By:	/s/ Shawn M. O’Connor
	Name:	Shawn M. O’Connor
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99.1                           Press release of Pharsight Corporation issued April 29, 2003, announcing results for the fourth quarter and fiscal year ended March 31, 2003.